UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

The Carlyle Group L.P.

(Exact Name of Registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, D.C.	20004-2505
(Address of principal executive office)	(Zip Code)

(202) 729-5626

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 6, 2017, The Carlyle Group L.P. (the “Partnership”) issued a press release announcing the pricing of an offering of its Series A Preferred Units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of such information in this Current Report on Form 8-K pursuant to Item 7.01 of Form 8-K will not be deemed an admission as to its materiality.

Item 8.01	Other Events.

Underwriting Agreement

On September 6, 2017, the Partnership entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Partnership, Carlyle Group Management L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the underwriters, to issue and sell (the “Offering”) 16,000,000 of the Partnership’s 5.875% Series A Preferred Units, liquidation preference $25.00 per unit. The Offering is expected to close on September 13, 2017, subject to customary closing conditions. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Partnership, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-220355) and a related prospectus, each dated September 6, 2017, including the related prospectus supplement, dated September 6, 2017 and filed with the Securities and Exchange Commission. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 6, 2017, among The Carlyle Group L.P., Carlyle Group Management L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC.

99.1	Press Release of The Carlyle Group L.P., dated September 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP L.P.

	By:	Carlyle Group Management L.L.C., its general partner
Date: September 6, 2017
	By:	/s/ Jeffrey W. Ferguson
	Name:	Jeffrey W. Ferguson
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 6, 2017, among The Carlyle Group L.P., Carlyle Group Management L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC.

99.1	Press Release of The Carlyle Group L.P., dated September 6, 2017.

4